Exhibit 99.1

News
For Release: 1:45 p.m. ET
October 1, 2009

GM September Sales Total 156,673

•	Cash for Clunkers conclusion, weak consumer confidence and extremely low inventory levels adversely affected the industry and GM sales results

•	GM market share was down year-over-year compared with a strong, incentive-driven September 2008; however, the anticipated 21 percent share this month would be the highest so far in 2009

•	Sales of the red-hot, all-new Chevrolet Equinox up 94 percent compared with September 2008

•	Led by a sales increase of 105 percent compared with a month ago, sales of the new Cadillac SRX pushed total Cadillac sales up 64 percent

•	Other key launch products, including the GMC Terrain, Buick LaCrosse, Cadillac CTS Sport Wagon and Chevrolet Camaro, greatly exceeded sales expectations and current ability to supply

DETROIT – General Motors dealers in the United States delivered 156,673 vehicles in September. When compared with strong sales a year ago, September’s sales were down 45 percent. GM retail sales were down 46 percent while fleet sales declined 43 percent. When comparing GM’s September total sales with a strong August, and the conclusion of the Cash for Clunkers program, volume was down 36 percent month-over-month.

“September was a tough transitional month for the industry, and a difficult year-over-year comparison for GM. Fortunately, the fourth quarter looks brighter and our year-over-year comparisons should look more favorable,” said Mark LaNeve, vice president, U.S. sales. “We have the Cadillac SRX, Buick LaCrosse, Chevrolet Equinox and GMC Terrain hitting dealerships right now, generating significant buyer interest, and we’re selling many of our launch vehicles as soon as they hit dealers’ lots.”

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“As expected, the market returned to pre-Cash for Clunkers levels in September, but we believe that our four core brands – Chevrolet, GMC, Buick and Cadillac – are well positioned with new products to generate enthusiasm with our 60-Day Satisfaction Guarantee and ‘May the Best Car Win’ marketing campaigns,” he continued. “We’re gearing-up fourth quarter production to replenish depleted dealer stocks and improve availability of our vehicles for customers.”

There were several product highlights in September for GM’s core brands:

•	Buick car sales, led by LaCrosse and Lucerne, increased 50 percent compared with August. Total Buick sales increased 10 percent.

•

The luxury segments started to show improvement as Cadillac car truck and total sales all increased compared with the previous month, led by SRX (up 105 percent), CTS (up 35 percent), DTS (up 174 percent) and STS (up 29 percent). Escalade sales increased 28 percent.

•	Chevrolet launch products continue to perform strongly in the market. There were 6,900 Traverse, 6,800 Equinox and 8,000 Camaro sales recorded in September.

•	GMC Terrain sales continue to build launch momentum with a 183 percent increase from the previous month.

A total of 1,011 GM hybrid vehicles were delivered in the month. So far, in 2009, GM has delivered 12,555 hybrid vehicles.

Non-core brand total sales, when compared with a year ago, showed the impact of the end of the Cash for Clunkers program and overall market demand. Pontiac sales declined 53 percent; Saturn was down 84 percent, HUMMER dropped 82 percent and Saab declined 73 percent.

GM inventories dropped compared with a year ago, and remained at very low levels. At the end of September, about 424,000 vehicles were in stock, down about 294,000 vehicles (or 41 percent) compared with last year, and down approximately 9 percent compared with August. There were about 157,000 cars and 267,000 trucks (including crossovers) in inventory at the end of September.

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GM Certified Sales

GM Certified Used Vehicles, Saturn Certified Pre-Owned Vehicles, Cadillac Certified Pre-Owned Vehicles, Saab Certified Pre-Owned Vehicles, and HUMMER Certified Pre-Owned Vehicles, combined, sold 22,885 vehicles in September.

GM Certified Used Vehicles sold 19,877 vehicles, down 34 percent from last month. Cadillac Certified Pre-Owned Vehicles sold 1,819 vehicles, down 44 percent. Saturn Certified Pre-Owned Vehicles sold 692 vehicles, down 15 percent. Saab Certified Pre-Owned Vehicles sold 362 vehicles, down 47 percent. HUMMER Certified Pre-Owned Vehicles sold 135 vehicles, down 30 percent.

“September was a tough month for all Certified programs. However, consumers continue to see value in the GM Certified brands,” LaNeve said. “Our quarterly customer satisfaction surveys are a proof point with GM Certified Used Vehicles scoring high in value for the money, brand name and dealer reputation. Quality is an important factor and we continue to deliver with our industry-leading 100,000 mile/five-year (whichever comes first) limited powertrain warranty, and the 12-month/12,000 mile bumper-to-bumper warranty.”

GM North America Reports September 2009 Production; Third Quarter Production at 533,000 Vehicles; Fourth Quarter Forecast Remains at 655,000 Vehicles

In September, GM North America produced 233,000 vehicles (88,000 cars and 145,000 trucks). This is down 102,000 vehicles or 30 percent compared with September 2008, when the region produced 335,000 vehicles (162,000 cars and 173,000 trucks). (Production totals include joint venture production of 12,000 vehicles in September 2009 and 18,000 vehicles in September 2008).

The GM North America third quarter production was 533,000 vehicles (207,000 cars and 326,000 trucks), which was down 42 percent compared with a year ago. GM North America built 915,000 vehicles (436,000 cars and 479,000 trucks) in the third-quarter of 2008. However, Q3 2009 production volumes have substantially increased versus Q1 and Q2 2009 production volumes of 371,000 (up 44 percent) and 395,000 (up 35 percent), respectively.

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The region’s 2009 fourth quarter production forecast remains at 655,000 vehicles (262,000 cars and 393,000 trucks), which is down about 20 percent compared with a year ago. GM North America built 815,000 vehicles (365,000 cars and 450,000 trucks) in the fourth quarter of 2008. However, Q4 2009 production volumes represent over a 20 percent increase compared with Q3 2009.

About General Motors: General Motors, one of the world’s largest automakers, traces its roots back to 1908. With its global headquarters in Detroit, GM employs 219,000 people in every major region of the world and does business in some 140 countries. GM and its strategic partners produce cars and trucks in 34 countries, and sell and service these vehicles through the following brands: Buick, Cadillac, Chevrolet, GMC, GM Daewoo, Holden, Opel, Vauxhall and Wuling. GM’s largest national market is the United States, followed by China, Brazil, the United Kingdom, Canada, Russia and Germany. GM’s OnStar subsidiary is the industry leader in vehicle safety, security and information services. General Motors acquired operations from General Motors Corporation on July 10, 2009, and references to prior periods in this and other press materials refer to operations of the old General Motors Corporation. More information on the new General Motors Company can be found at www.gm.com

# # #

Contact:

John McDonald

General Motors

313-667-3714 (office)

313-418-2139 (mobile)

john.m.mcdonald@gm.com

General Motors dealers in the United States reported the following deliveries:

*S/D Curr: 25	September				(Calendar Year-to-Date) January - September
*S/D Prev: 24	2009	2008	% Chg Volume	%Chg per S/D	2009	2008	%Chg Volume
Vehicle Total	156,673	284,300	-44.9	-47.1	1,546,951	2,433,243	-36.4
Car Total	68,232	118,440	-42.4	-44.7	672,882	1,037,723	-35.2
Light Truck Total	87,447	164,366	-46.8	-48.9	864,021	1,374,943	-37.2
Light Vehicle Total	155,679	282,806	-45.0	-47.2	1,536,903	2,412,666	-36.3
Truck Total **	88,441	165,860	-46.7	-48.8	874,069	1,395,520	-37.4
GM Vehicle Deliveries by Marketing Division
	2009	2008	%Chg Volume	%Chg per S/D	2009	2008	%Chg Volume
Buick Total	9,455	14,121	-33.0	-35.7	72,389	113,130	-36.0
Cadillac Total	11,339	12,432	-8.8	-12.4	73,024	129,568	-43.6
Chevrolet Total	102,538	172,803	-40.7	-43.0	992,548	1,460,371	-32.0
GMC Total	18,359	39,029	-53.0	-54.8	181,835	305,890	-40.6
HUMMER Total	426	2,298	-81.5	-82.2	8,193	22,493	-63.6
Pontiac Total	11,079	23,324	-52.5	-54.4	151,818	225,708	-32.7
Saab Total	484	1,765	-72.6	-73.7	6,928	17,362	-60.1
Saturn Total	2,993	18,528	-83.8	-84.5	60,216	158,721	-62.1
GM Vehicle Total	156,673	284,300	-44.9	-47.1	1,546,951	2,433,243	-36.4
GM Car Deliveries by Marketing Division
	2009	2008	%Chg Volume	%Chg per S/D	2009	2008	%Chg Volume
Buick Total	6,707	8,938	-25.0	-28.0	40,771	75,583	-46.1
Cadillac Total	6,261	8,680	-27.9	-30.8	46,819	86,929	-46.1
Chevrolet Total	42,359	69,720	-39.2	-41.7	413,174	583,476	-29.2
Pontiac Total	10,869	21,838	-50.2	-52.2	142,723	208,790	-31.6
Saab Total	346	1,457	-76.3	-77.2	5,084	14,528	-65.0
Saturn Total	1,690	7,807	-78.4	-79.2	24,311	68,417	-64.5
GM Car Total	68,232	118,440	-42.4	-44.7	672,882	1,037,723	-35.2
GM Light Truck Deliveries by Marketing Division
	2009	2008	%Chg Volume	%Chg per S/D	2009	2008	%Chg Volume
Buick Total	2,748	5,183	-47.0	-49.1	31,618	37,547	-15.8
Cadillac Total	5,078	3,752	35.3	29.9	26,205	42,639	-38.5
Chevrolet Total	59,693	102,448	-41.7	-44.1	574,738	868,734	-33.8
GMC Total	17,851	38,170	-53.2	-55.1	176,423	293,474	-39.9
HUMMER Total	426	2,298	-81.5	-82.2	8,193	22,493	-63.6
Pontiac Total	210	1,486	-85.9	-86.4	9,095	16,918	-46.2
Saab Total	138	308	-55.2	-57.0	1,844	2,834	-34.9
Saturn Total	1,303	10,721	-87.8	-88.3	35,905	90,304	-60.2
GM Light Truck Total	87,447	164,366	-46.8	-48.9	864,021	1,374,943	-37.2

* Twenty-five selling days (S/D) for the September period this year and twenty-four for last year.

**EffectiveAugust 2007, GM includes GMC & Chevrolet dealer deliveries of commercial vehicles distributed by American Isuzu Motors, Inc.

2-1P

GM Car Deliveries - (United States)

September 2009

	Septembr				(Calendar Year-to-Date) January - September
	2009	2008	% Chg Volume	%Chg per S/D	2009	2008	%Chg Volume
Selling Days (S/D)	25	24			25	24
LaCrosse	2,383	2,699	-11.7	-15.2	16,609	31,744	-47.7
Lucerne	4,324	6,239	-30.7	-33.5	24,162	43,839	-44.9
Buick Total	6,707	8,938	-25.0	-28.0	40,771	75,583	-46.1
CTS	3,485	4,360	-20.1	-23.3	29,011	47,479	-38.9
DTS	2,282	3,381	-32.5	-35.2	12,125	25,790	-53.0
STS	434	856	-49.3	-51.3	5,043	12,621	-60.0
XLR	60	83	-27.7	-30.6	640	1,039	-38.4
Cadillac Total	6,261	8,680	-27.9	-30.8	46,819	86,929	-46.1
Aveo	1,906	4,006	-52.4	-54.3	31,486	46,620	-32.5
Camaro	7,961	0	***.*	***.*	39,151	0	***.*
Cobalt	7,381	16,521	-55.3	-57.1	85,885	162,462	-47.1
Corvette	1,585	2,318	-31.6	-34.4	10,795	23,384	-53.8
Impala	13,047	27,143	-51.9	-53.9	126,856	209,734	-39.5
Malibu	10,479	19,725	-46.9	-49.0	118,995	140,555	-15.3
Monte Carlo	0	7	***.*	***.*	6	708	-99.2
SSR	0	0	***.*	***.*	0	13	***.*
Chevrolet Total	42,359	69,720	-39.2	-41.7	413,174	583,476	-29.2
G3 Wave	312	0	***.*	***.*	5,190	0	***.*
G5	363	3,280	-88.9	-89.4	10,409	21,080	-50.6
G6	8,097	10,326	-21.6	-24.7	69,045	119,706	-42.3
G8	1,005	1,651	-39.1	-41.6	20,621	11,308	82.4
GTO	0	0	***.*	***.*	0	52	***.*
Grand Prix	3	225	-98.7	-98.7	255	8,104	-96.9
Solstice	338	653	-48.2	-50.3	4,255	9,683	-56.1
Vibe	751	5,703	-86.8	-87.4	32,948	38,857	-15.2
Pontiac Total	10,869	21,838	-50.2	-52.2	142,723	208,790	-31.6
9-2X	0	0	***.*	***.*	0	3	***.*
9-3	279	1,281	-78.2	-79.1	4,232	12,406	-65.9
9-5	67	176	-61.9	-63.5	852	2,119	-59.8
Saab Total	346	1,457	-76.3	-77.2	5,084	14,528	-65.0
Astra	229	1,250	-81.7	-82.4	6,053	9,164	-33.9
Aura	1,270	5,831	-78.2	-79.1	15,692	50,642	-69.0
ION	0	2	***.*	***.*	12	314	-96.2
Sky	191	724	-73.6	-74.7	2,554	8,297	-69.2
Saturn Total	1,690	7,807	-78.4	-79.2	24,311	68,417	-64.5
GM Car Total	68,232	118,440	-42.4	-44.7	672,882	1,037,723	-35.2

3-1P

GM Truck Deliveries - (United States)

September 2009

	September				(Calendar Year-to-Date) January - September
	2009	2008	% Chg Volume	%Chg per S/D	2009	2008	%Chg Volume
Selling Days (S/D)	25	24			25	24
Enclave	2,748	5,171	-46.9	-49.0	31,572	36,900	-14.4
Rainier	0	1	***.*	***.*	4	111	-96.4
Rendezvous	0	0	***.*	***.*	9	23	-60.9
Terraza	0	11	***.*	***.*	33	513	-93.6
Buick Total	2,748	5,183	-47.0	-49.1	31,618	37,547	-15.8
Escalade	1,343	1,644	-18.3	-21.6	10,991	17,719	-38.0
Escalade ESV	628	906	-30.7	-33.5	4,607	8,543	-46.1
Escalade EXT	241	354	-31.9	-34.6	1,837	3,514	-47.7
SRX	2,866	848	238.0	224.5	8,770	12,863	-31.8
Cadillac Total	5,078	3,752	35.3	29.9	26,205	42,639	-38.5
Chevy C/T Series	1	46	-97.8	-97.9	36	259	-86.1
Chevy W Series	48	81	-40.7	-43.1	573	1,303	-56.0
Colorado	2,094	3,359	-37.7	-40.2	27,566	44,844	-38.5
Equinox	6,840	3,532	93.7	85.9	55,982	56,289	-0.5
Express	4,559	10,606	-57.0	-58.7	41,496	65,266	-36.4
HHR	5,804	9,386	-38.2	-40.6	56,001	80,498	-30.4
Kodiak 4/5 Series	398	402	-1.0	-5.0	3,196	5,371	-40.5
Kodiak 6/7/8 Series	39	106	-63.2	-64.7	831	1,228	-32.3
Suburban (Chevy)	5,338	4,339	23.0	18.1	27,441	41,657	-34.1
Tahoe	7,304	7,374	-0.9	-4.9	49,705	77,338	-35.7
TrailBlazer	250	8,773	-97.2	-97.3	8,340	65,281	-87.2
Traverse	6,863	226	***.*	***.*	65,697	226	***.*
Uplander	49	1,081	-95.5	-95.6	1,644	38,623	-95.7
Avalanche	1,191	3,344	-64.4	-65.8	11,478	28,210	-59.3
Silverado-C/K Pickup	19,401	50,428	-61.5	-63.1	229,388	370,502	-38.1
Chevrolet Fullsize Pickups	20,592	53,772	-61.7	-63.2	240,866	398,712	-39.6
Chevrolet Total	60,179	103,083	-41.6	-44.0	579,374	876,895	-33.9
Acadia	2,844	6,015	-52.7	-54.6	40,675	57,018	-28.7
Canyon	499	975	-48.8	-50.9	8,575	12,255	-30.0
Envoy	163	3,394	-95.2	-95.4	4,509	20,977	-78.5
GMC C/T Series	30	43	-30.2	-33.0	374	396	-5.6
GMC W Series	123	148	-16.9	-20.2	1,394	2,052	-32.1
Savana	616	3,315	-81.4	-82.2	9,704	19,273	-49.6
Sierra	7,244	18,744	-61.4	-62.9	79,433	133,811	-40.6
Terrain	1,334	0	***.*	***.*	1,809	0	***.*
Topkick 4/5 Series	216	258	-16.3	-19.6	2,162	6,765	-68.0
Topkick 6/7/8 Series	139	410	-66.1	-67.5	1,482	3,203	-53.7
Yukon	3,150	3,557	-11.4	-15.0	20,432	30,576	-33.2
Yukon XL	2,001	2,170	-7.8	-11.5	11,286	19,564	-42.3
GMC Total	18,359	39,029	-53.0	-54.8	181,835	305,890	-40.6
HUMMER H1	0	0	***.*	***.*	0	17	***.*
HUMMER H2	90	473	-81.0	-81.7	1,361	5,228	-74.0
HUMMER H3	224	1,824	-87.7	-88.2	5,008	17,247	-71.0
HUMMER H3T	112	1	***.*	***.*	1,824	1	***.*
HUMMER Total	426	2,298	-81.5	-82.2	8,193	22,493	-63.6
Montana SV6	0	0	***.*	***.*	0	64	***.*
Torrent	210	1,486	-85.9	-86.4	9,095	16,854	-46.0
Pontiac Total	210	1,486	-85.9	-86.4	9,095	16,918	-46.2
9-7X	138	308	-55.2	-57.0	1,844	2,834	-34.9
Saab Total	138	308	-55.2	-57.0	1,844	2,834	-34.9
Outlook	405	2,803	-85.6	-86.1	10,580	21,403	-50.6
Relay	0	1	***.*	***.*	12	157	-92.4
VUE	898	7,917	-88.7	-89.1	25,313	68,744	-63.2
Saturn Total	1,303	10,721	-87.8	-88.3	35,905	90,304	-60.2
GM Truck Total	88,441	165,860	-46.7	-48.8	874,069	1,395,520	-37.4

GM Production Schedule - 010/01/09

						Memo: Joint Venture
	GMNA				Total	GMNA		GMIO [2]
Units 000s	Car [1]	Truck [1]	Total	GMIO [2]	Worldwide	Car [1]	Truck [1]

2009 Q3 #	207	326	533	1,160	1,693	7	31	472
O/(U) prior forecast	(3)	1	(2)	46	44	0	1	49

2009 Q4 # *	262	393	655	1,000	1,655	0	49	314
O/(U) prior forecast	0	0	0	5	5	0	0	(24)

	GMNA				Total	GMNA		GMIO [2]
Units 000s	Car [1]	Truck [1]	Total	GMIO [2]	Worldwide	Car [1]	Truck [1]
2003
1st Qtr.	591	860	1,451	695	2,146	19	24	NA
2nd Qtr.	543	837	1,380	706	2,086	19	24	NA
3rd Qtr.	492	753	1,245	648	1,893	20	17	NA
4th Qtr.	558	827	1,385	736	2,121	16	20	NA

CY	2,184	3,277	5,461	2,785	8,246	74	85	NA

2004
1st Qtr.	525	820	1,345	928	2,273	19	19	247
2nd Qtr.	543	846	1,389	1,012	2,401	18	48	284
3rd Qtr.	463	746	1,209	910	2,119	16	43	261
4th Qtr.	466	811	1,277	1,028	2,305	17	47	324

CY	1,997	3,223	5,220	3,878	9,098	70	158	1,116

2005
1st Qtr.	470	712	1,182	1,022	2,204	16	51	286
2nd Qtr.	458	789	1,247	1,094	2,341	17	49	337
3rd Qtr.	423	723	1,146	1,028	2,174	15	50	199
4th Qtr.	483	798	1,281	1,051	2,332	14	68	197

CY	1,834	3,022	4,856	4,195	9,051	62	218	1,019

2006
1st Qtr.	496	759	1,255	1,160	2,415	18	50	246
2nd Qtr.	462	775	1,237	1,183	2,420	17	58	258
3rd Qtr.	417	633	1,050	1,022	2,072	12	48	202
4th Qtr.	446	661	1,107	1,167	2,274	11	43	260

CY	1,821	2,828	4,649	4,532	9,181	58	199	966

2007
1st Qtr.	399	664	1,063	1,277	2,340	15	35	287
2nd Qtr.	402	740	1,142	1,268	2,410	12	42	264
3rd Qtr.	367	653	1,020	1,136	2,156	11	39	252
4th Qtr.	358	684	1,042	1,337	2,380	11	45	323

CY	1,526	2,741	4,267	5,019	9,286	49	161	1,126

2008
1st Qtr.	360	525	885	1,348	2,233	12	42	336
2nd Qtr.	382	452	834	1,390	2,224	20	36	320
3rd Qtr.	436	479	915	1,124	2,039	21	29	265
4th Qtr.	365	450	815	833	1,648	17	12	261

CY	1,543	1,906	3,449	4,695	8,144	70	119	1,182

2009
1st Qtr.	116	255	371	959	1,330	11	8	363
2nd Qtr.	170	225	395	1,143	1,538	11	17	474
3rd Qtr. #	207	326	533	1,160	1,693	7	31	472
4th Qtr. #	262	393	655	1,000	1,655	0	49	314

CY	755	1,199	1,954	4,262	6,216	29	105	1,623

*	Variance reported only if current production estimate differs from prior production estimate by 5K units or more
#	Denotes estimate

All Numbers may vary due to rounding

General Motors Company acquired operations from General Motors Corporation on July 10, 2009, and references to prior periods in this and other materials refer to operations of the old General Motors Corporation

This report is governed by the Terms and Conditions on the GM Investor Information website: http://www.gm.com/corporate/investor_information/terms.jsp

1 GMNA includes joint venture production - HUMMER and CAMI units included in GMNA Truck and production historically classified as joint venture production - NUMMI units included in GMNA car

[2]

GMIO includes GM-AvtoVAZ, SAIC-GM-Wuling and GM Daewoo Auto Technologies (GMDAT) joint venture production beginning in Q1 2004 (Starting in Q3 2005, GMIO joint venture production does not include GMDAT); and GM Egypt, Shanghai GM Norsom Motors (formerly Jinbei GM) and Shanghai GM joint ventures.